UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Clarendon House, 2 Church Street

Hamilton, Bermuda HM 11

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 19, 2018, Lazard Group LLC (“Lazard Group”), a subsidiary of Lazard Ltd, completed its previously announced offering of an aggregate principal amount of $500 million of Lazard Group’s 4.500% Senior Notes due 2028 (the “Notes”) in a registered public offering pursuant to Lazard Group’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission on May 2, 2017 (Registration No. 333-217599).

The Notes were issued pursuant to an eighth supplemental indenture, dated September 19, 2018 (the “Eighth Supplemental Indenture”), between Lazard Group and The Bank of New York Mellon, as trustee, to an indenture, dated May 10, 2005 (the “Indenture”), between Lazard Group and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee. The Notes bear interest at the rate of 4.500% per year. Interest on the Notes is payable on March 19 and September 19 of each year, beginning on March 19, 2019. The Notes will mature on September 19, 2028. Lazard Group may, at its option, redeem some or all of the Notes at any time by paying the applicable redemption prices set forth in the Indenture and the Eighth Supplemental Indenture. In addition, holders of the Notes may require Lazard Group to repurchase the Notes upon the occurrence of a change of control triggering event. The Notes are senior unsecured obligations of Lazard Group and rank equally with all of its other existing and future senior unsecured indebtedness. Neither Lazard Ltd nor any of Lazard Group’s subsidiaries will guarantee the Notes. The Indenture and the Eighth Supplemental Indenture contain certain covenants, events of default and other customary provisions.

The foregoing descriptions of the Notes, the Indenture and the Eighth Supplemental Indenture are only a summary and are qualified in their entirety by reference to the full text of the Indenture and the Eighth Supplemental Indenture. A copy of the Eighth Supplemental Indenture is attached hereto as Exhibit 4.1, a copy of the Indenture is attached as Exhibit 4.1 to Lazard Group’s Registration Statement (File No. 333-126751) on Form S-4 filed on July 21, 2005, and each is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01    Other Events.

On September 19, 2018, Lazard Ltd issued a press release announcing the completion of the offering of the Notes by Lazard Group. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Eighth Supplemental Indenture, dated as of September 19, 2018, between Lazard Group LLC and The Bank of New York Mellon, as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to Lazard Group LLC’s 4.500% Senior Notes due 2028

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

99.1	Press Release, dated September 19, 2018

EXHIBIT INDEX

Exhibit No.	Description

4.1	Eighth Supplemental Indenture, dated as of September 19, 2018, between Lazard Group LLC and The Bank of New York Mellon, as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to Lazard Group LLC’s 4.500% Senior Notes due 2028

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

99.1	Press Release, dated September 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD

By:	/s/ Evan L. Russo
Name: Evan L. Russo
Title: Chief Financial Officer

Date: September 19, 2018